EXHIBIT 10.5


                                     WARRANT


                              TO PURCHASE SHARES OF
                                 COMMON STOCK OF
                       UNITED SHIPPING & TECHNOLOGY, INC.

                                                                  APRIL 25, 2000

         This Certifies that, in consideration of its agreement to restructure the terms of the 6% Convertible Subordinated Note dated December 7, 1995 of UST Delivery Systems, Inc. (f/k/a Corporate Express Delivery Systems, Inc.), a wholly-owned subsidiary of the Company, pursuant to the terms of a Restructuring Agreement dated as of January 31, 2000, and for other good and valuable consideration, J. IVER & COMPANY (the "Warrantholder"), is entitled to subscribe for and purchase from the Company, at any time after the date hereof, and prior to April 25, 2010 (the "Expiration Date") up to 15,000 shares of the Company's Common Stock at a purchase price of $12.925 per share (the "Purchase Price"), subject to adjustment as hereinafter set forth.

         1. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

                  "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

                  "Company" shall mean United Shipping & Technology, Inc., a Utah corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

                  "Common Stock" shall mean the shares of Common Stock of the Company, $0.004 par value.

                  "Other Securities" shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

                  "Subscription Form" shall mean the subscription forms attached hereto.

                  "Transfer" shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

                  "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

                  "Warrantholder" shall mean the holder or holders of the Warrants or any related Warrant Shares.

                  "Warrants" shall mean this Warrant and all Warrants issued in exchange, transfer or replacement hereof.

         All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

         2. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time after the date hereof, and prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of cash, or a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5)days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.


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         3. Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

         4. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

         5. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions. The holder of this Warrant further agrees that, if the Company is requested by an underwriter, such holder will not, for a period of 180 days from the date that a registration statement covering securities offered by the Company is declared effective by the Commission, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to the Warrant or the Warrant Shares owned by the holder, otherwise than with the prior written consent of the Company.


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


         6. Antidilution Provisions. The rights granted hereunder are subject to the following:

                  (a) Dividends, Distributions, Reclassifications, or Combinations. If the Company shall (A) declare a dividend or make a distribution payable in Common Stock on the Common Stock, (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately reduced in the case of any increase in the number of shares of Common Stock outstanding, and increased in the case of any reduction in the number of shares of Common Stock outstanding, and the number of Warrant Shares purchasable pursuant to this Warrant shall be proportionally increased in the case of any increase in the number of shares of Common Stock outstanding, and decreased in the case of any reduction in the number of shares of Common Stock outstanding, so that the Warrantholder shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had this Warrant been exercised immediately prior to such time and had the Warrant Shares issued upon such exercise received such dividend or other distribution or participated in such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date for such dividend or distribution or the effective date of such combination, subdivision or reclassification and shall be made successively whenever any event listed above shall occur. If, as a result of an adjustment made pursuant to this Section 6(a), the holder of this Warrant thereafter exercised shall become entitled to receive shares of two or more classes of the capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive if made in good faith and shall be described in a statement provided to the registered holder of this Warrant) shall in good faith determine the allocation of the Purchase Price between and among shares of such classes of capital stock.

                  (b) Reorganization, Reclassification, Consolidation, Merger, or Sale. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without


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


         limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrants.

                  (c) Issuance of Rights or Warrants. If (A) the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days of the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in paragraph (e) below) of the Common Stock, on the date fixed for the determination of stockholders entitled to receive such rights or warrants (the "Determination Date"), and (B) such rights or warrants are not issuable in respect of the shares of Common Stock issuable upon exercise of this Warrant, then (i) the Purchase Price at the opening of business on the day following the Determination Date shall be reduced by multiplying the Purchase Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Determination Date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price of the Common Stock and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the Determination Date and
         (ii) the number of Warrant Shares purchasable pursuant to this Warrant at the Purchase Price resulting from the foregoing adjustment shall be the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment. For purposes of determining under this paragraph the number of shares of Common Stock outstanding at any time, there shall be excluded all shares of Common Stock held in the treasury of the Company. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Purchase Price then in effect and the number of Warrant Shares purchasable pursuant hereto shall be appropriately readjusted, but such readjustment shall not be applied retroactively to any exercise hereof effected prior to such readjustment.

                  (d) Distributions of Indebtedness or Other Assets. If (A) the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding cash dividends or a distribution referred to in paragraph (a) above or paid out of surplus) or rights or warrants to subscribe for or purchase any of the Company's securities (excluding those referred to in clause (A) of paragraph (c) above), and (B) such evidences of indebtedness, assets, rights or warrants are not issuable in respect of shares of Common Stock issuable upon exercise of this Warrant, then (i) the Purchase Price shall be adjusted so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per


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


         share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Company, in good faith and in the exercise of its reasonable business judgment and described in a resolution of the Board of Directors certified by the Secretary or Assistant Secretary), of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, and (ii) the number of Warrant Shares purchasable pursuant to this Warrant at the Purchase Price resulting from the foregoing adjustment shall be the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment; provided, however, if exercise of such right or warrant is subject to the occurrence of a contingent event, adjustment of the Purchase Price shall be made in the manner provided for in paragraph
         (c) above and the date that the right or warrant becomes exercisable shall be deemed to be the Determination Date for purposes of such adjustment. The Purchase Price adjustment made pursuant to this paragraph (d) shall become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution (except in the case of rights or warrants subject to exercise upon the occurrence of a contingent event, in which case such adjustment shall become effective at the time such rights or warrants become exercisable).

                  (e) Current Market Price. For the purposes of this Section 6, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the last reported sale prices for the ten (10) consecutive Trading Days (as defined below) next preceding the day in question. The last reported sale price for each day shall be (i) the last reported sale price of Common Stock on the New York Stock Exchange or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange on which such class of stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the closing price of Common Stock on any day or the average of such closing prices for any period shall be the fair market value of such class of stock as determined in good faith in the exercise of their reasonable business judgment by the Board of Directors of the Company. As used herein the term "Trading Days" with respect to Common Stock shall mean (i) if the Common Stock is quoted on the New York Stock Exchange or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the


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


         Common Stock is listed or admitted for trading on any national securities exchange days on which such national securities exchange is open for business.

         7. Special Agreements of the Company.

                  (a) Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

                  (b) Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

         8. Provisions for Registration. Despite anything in this Warrant to the contrary, the Warrantholder shall have the following rights regarding registration of Warrant Shares which may be hereafter acquired upon exercise of this Warrant.

                  (a) Evergreen Registration. As soon as practical after the date hereof, and in no event later than 60 days thereafter, the Company shall file a registration statement on Form S-3 covering the Warrant Shares and use its best efforts to cause such registration statement to become effective, and prepare and file such amendments and post-effective amendments and supplements to the prospectus as may be necessary to keep such registration statement effective until the earlier of (i) the third anniversary of the date of this Warrant, or
         (ii) until all Warrant Shares included in the registration statement shall have been sold.

                  (b) Required Registration. If at any time after the three (3) year period set forth in Section 8(a), the Company receives the written request from the Holder of this Warrant, the Company shall prepare and file a registration statement under the Securities Act covering the Warrant Shares which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective; provided, however, that all Warrant Shares covered by such registration statement shall be converted into Common Stock prior to sale pursuant to such registration statement. In addition, upon the receipt of the aforementioned request, the Company shall promptly give written notice to all other record holders of Warrants or Warrant Shares that such registration is to be effected. The Company shall include in such registration statement such Warrant Shares for which it has received written requests to register by such other record holders within fifteen (15) days after the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective only two (2) registration statements pursuant to this Section 8(b). In the event that (i) the holders of a majority of the Warrants or Warrant Shares for which registration has been requested


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


         pursuant to this Section determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, (ii) such holders thereafter request the Company to withdraw such registration statement, and (iii) the holders of such Warrants or Warrant Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to such registration statement, then, and in such event, the holders of such Warrants or Warrant Shares shall not be deemed to have exercised their right to require the Company to register Warrant Shares pursuant to this Section 8(b).

                  (c) Incidental Registration. If at any time after the three
         (3) year period set forth in Section 8(a), the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its Common Stock by it or any of its security holders, the Company will give written notice of its determination to all record holders of Warrants and Warrant Shares. Upon the written request of a record holder of any Warrants or Warrant Shares given within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Warrant Shares requested by such holders to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Warrant Shares to be so registered; provided, however, that (a) all such Warrant Shares to be so registered shall be converted into Common Stock prior to sale pursuant to such registration statement; (b) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; and (c) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Warrant Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Warrant Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Warrant Shares otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration and of other securities of selling shareholders included in the registration to a number that the managing underwriter believes will not adversely affect the sale of shares by the Company. Those securities which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.


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


                  (d) Registration Procedures. If and whenever the Company is required by the provisions of Sections 8(a), 8(b) or 8(c)to effect the registration of any Warrant Shares under the Securities Act, the Company will:

                           (i) prepare and file with the Commission a
                  registration statement with respect to such Warrant Shares, and, in the case of a registration required by Section 8(b) or 8(c), use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Warrant Shares, not to exceed (i) nine (9) months in the case of a registration statement filed on Form S-3, and (ii) three (3) months in the case of a registration statement filed on any other form;

                           (ii) prepare and file with the Commission such
                  amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Warrant Shares, not to exceed the applicable period described in subclause (d)(1) immediately above;

                           (iii) furnish to the security holders participating
                  in such registration and to the underwriters of the Warrant Shares being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such Warrant Shares;

                           (iv) use its best efforts to register or qualify the
                  Warrant Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (v) notify the security holders participating in such
                  registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi) notify such holders promptly of any request by
                  the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (vii) prepare and file with the Commission, promptly
                  upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrant Shares by such holder;

                           (viii) prepare and promptly file with the Commission
                  and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading and to promptly advise such holders that the Company has determined that the filing of such amendment or supplement is necessary to correct any statements or omissions;

                           (ix) advise such holders, promptly after it shall
                  receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                           (x) not file any amendment or supplement to such
                  registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

                  (e) Expenses. With respect to any registration requested pursuant to Section 8(b) (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of securities in a registration statement pursuant to Section 8(c) (except as otherwise provided in Section 8(c)with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

                  (f) Copies of Prospectus; Amendments of Prospectus. The Company will furnish the Warrantholder with a reasonable number of copies of any prospectus or offering circular and two copies of the registration statement included in such filings and will amend or supplement the same as required during the applicable period during which the registration statement is required to be effective following the effective date of the registration statement, provided, that the expenses of any amendment or supplement made or filed more than three
         (3) months after the effective date of the registration statement, at the request of the Warrantholder, shall be borne by the Warrantholder.

                  (g) Conditions of the Company's Obligations. It shall be a condition of the Company's obligation to register the Warrant Shares hereunder that the Warrantholder agrees to cooperate with the Company in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution.

         9. Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

         10. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

         11. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

         12. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of the 25th day of April, 2000.


                                       UNITED SHIPPING & TECHNOLOGY,
                                         INC.



                                       By:
                                          --------------------------------------
                                          Peter C. Lytle
                                          Chief Executive Officer












"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION."


[Warrant for 15,000 Shares issued to J. Iver & Company]

                             FULL SUBSCRIPTION FORM


To Be Executed By the Registered Warrantholder if It/
She/He Desires to Exercise in Full the Within Warrant


         The undersigned hereby exercises the right to purchase the ____________ shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $________________________ representing the Purchase Price of $__________ per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:___________________________



                                     Signature:
                                               ---------------------------------


                                     Address:

                            PARTIAL SUBSCRIPTION FORM


To be Executed by the Registered Warrantholder if It/She/He
Desires to Exercise in Part Only the Within Warrant


         The undersigned hereby exercises the right to purchase _____________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $_________ per share in effect at this date.

         Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

         The shares hereby subscribed for constitute ______________ shares of Common Stock (to the nearest whole share) resulting from adjustment of ______________ shares of the total of __________________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.


Dated:___________________________



                                     Signature:
                                               ---------------------------------


                                     Address: